Supplement to the
Fidelity® Advisor Value Fund
Class A, Class T, Class B, and Class C
December 29, 2007
Prospectus

Effective July 1, 2008, the following information replaces information regarding the calculation of the management fee found in the "Fund Management" section on page 27.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell Midcap® Value Index. For the fiscal year ended October 31, 2007, the fund did not have a performance adjustment.

For the period prior to July 1, 2008, the fund did not have a performance adjustment. During a transition period from July 1, 2008 to June 1, 2009, there will be no performance adjustment and the fund's management fee will equal the basic rate. Beginning June 1, 2009, the fund's performance adjustment will take effect and the fund will compare its performance to the Russell Midcap Value Index. The performance period will consist of the current month plus the previous eleven months. Thereafter, a new month will be added until the performance period equals 36 months. Subsequently, the performance period will consist of the current month plus the previous 35 months.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of Institutional Class of the fund. To the extent that Class A, Class T, Class B, and Class C have higher expenses, this could result in Class A, Class T, Class B, and Class C bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

FAV-08-01 June 27, 2008
1.798886.119

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

Supplement to the
Fidelity® Advisor Value Fund
Institutional Class
December 29, 2007
Prospectus

Effective July 1, 2008, the following information replaces information regarding the calculation of the management fee found in the "Fund Management" section on page 24.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell Midcap® Value Index. For the fiscal year ended October 31, 2007, the fund did not have a performance adjustment.

For the period prior to July 1, 2008, the fund did not have a performance adjustment. During a transition period from July 1, 2008 to June 1, 2009, there will be no performance adjustment and the fund's management fee will equal the basic rate. Beginning June 1, 2009, the fund's performance adjustment will take effect and the fund will compare its performance to the Russell Midcap Value Index. The performance period will consist of the current month plus the previous eleven months. Thereafter, a new month will be added until the performance period equals 36 months. Subsequently, the performance period will consist of the current month plus the previous 35 months.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of Institutional Class of the fund.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

FAVI-08-01 June 27, 2008
1.806143.114

Supplement to the

Fidelity® Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund,
Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund,
Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor Global Capital Appreciation Fund,
Fidelity Advisor High Income Fund, Fidelity Advisor High Income Advantage Fund,
Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund,
Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund,
Fidelity Advisor Tax Managed Stock Fund, Fidelity Advisor Value Fund, and Fidelity Advisor Value Leaders Fund

Funds of Fidelity Advisor Series I, Fidelity Advisor Series VIII, and Fidelity Beacon Street Trust

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2007

Effective July 1, 2008, Advisor Value has adopted a new management contract which adds a performance adjustment component to the management fee. Please refer to the fund's prospectus for more information.

Darren Maupin no longer manages Advisor International Capital Appreciation and no longer co-manages Advisor Global Capital Appreciation. All references to Darren Maupin are removed from the "Management Contracts" section.

The following information replaces similar information for Darren Maupin found in the "Management Contracts" section beginning on page 51.

Sammy Simnegar is the portfolio manager of Advisor International Capital Appreciation and receives compensation for his services. Sammy Simnegar is a co-portfolio manager of Advisor Global Capital Appreciation and receives compensation for his services. As of January 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR international equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of each fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund and the fund's pr-tax investment performance (based on the performance of the fund's Institutional Class) within the peer groups identified below for the fund. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund	Benchmark Index	Peer Group
Advisor International Capital Appreciation	MSCI All Country World ex USA Index (net MA tax)	Morningstar Foreign Large Cap Blend, Foreign Large Cap Value, Foreign Large Cap Growth Categories
Advisor Global Capital Appreciation	MSCI All Country World Index (net MA tax)	Morningstar World Stock Category

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

ACOM10B-08-03 June 27, 2008
1.734041.138

The following table provides information relating to other accounts managed by Mr. Simnegar as of January 31, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 855	none	$ 5
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 794	none	none

* Includes Advisor International Capital Appreciation ($308 (in millions) assets managed with performance-based advisory fees) and Advisor Global Capital Appreciation ($39 (in millions) assets managed with performance-based advisory fees).

As of January 31, 2008, the dollar range of shares of Advisor International Capital Appreciation beneficially owned by Mr. Simnegar was none and the dollar range of shares of Advisor Global Capital Appreciation beneficially owned by Mr. Simnegar was none.